UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2017

AFFINION GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55577	16-1732155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Redemption of Existing Holdings Notes

On June 13, 2017, Affinion Group Holdings, Inc. (“Affinion Holdings”) provided notice to Wells Fargo Bank, National Association, as trustee (in such capacity, the “Existing Holdings Notes Trustee”), pursuant to the Indenture, dated as of December 12, 2013, between Affinion Holdings and the Existing Holdings Notes Trustee (as amended, supplemented or otherwise modified from time to time, the “Existing Holdings Notes Indenture”), that Affinion Holdings had elected to redeem all of its 13.75%/14.50% Senior Secured PIK/Toggle Notes due 2018 issued under the Existing Holdings Notes Indenture (the “Existing Holdings Notes”) on July 15, 2017 (the “Existing Holdings Notes Redemption Date”) at a redemption price of 103.4375% of the principal amount of the Existing Holdings Notes, plus accrued and unpaid interest to, but not including, the Existing Holdings Notes Redemption Date.

Redemption of Existing Investments Notes

On June 13, 2017, Affinion Investments, LLC (“Affinion Investments”), a wholly-owned subsidiary of Affinion Holdings, provided notice to Wells Fargo Bank, National Association, as trustee (in such capacity, the “Existing Investments Notes Trustee”), pursuant to the Indenture, dated as of December 12, 2013, among Affinion Investments, Affinion Investments II, LLC, as guarantor, and the Existing Investments Notes Trustee (as amended, supplemented or otherwise modified from time to time, the “Existing Investments Notes Indenture”), that Affinion Investments had elected to redeem all of its outstanding 13.50% Senior Subordinated Notes due 2018 issued under the Existing Investments Notes Indenture (the “Existing Investments Notes”) on July 15, 2017 (the “Existing Investments Notes Redemption Date”) at a redemption price of 103.375% of the principal amount of the Existing Investments Notes, plus accrued and unpaid interest to, but not including, the Existing Investments Notes Redemption Date.

This Current Report on Form 8-K is not an offer to buy, or a notice of redemption with respect to, any securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP HOLDINGS, INC.

Date: June 13, 2017	By:	/s/ Gregory S. Miller
Name: Gregory S. Miller
Title: Executive Vice President and Chief Financial Officer

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